SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                         Form 8-K/A1


                       Current Report

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)
                     November 28, 1994
                     -----------------


                 Franklin Electric Co., Inc.
                 ---------------------------
    (Exact name of registrant as specified in its charter)



   Indiana                  0-362               35-0827455
------------------------------------------------------------
(State or other     (Commission File Number)   (IRS Employer
  jurisdiction                                Identification
of incorporation)                                    Number)



     400 East Spring Street, Bluffton, Indiana    46714
------------------------------------------------------------
      (Address of principal executive offices)   (Zip Code)



      Registrant's telephone number, including area code
                        (219)824-2900
                        -------------

The undersigned registrant hereby amends the following items of its current report on Form 8-K/A dated January 27, 1995, as set forth on the pages attached hereto:

     Item 7.     Financial Statements and Exhibits



                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                 Franklin Electric Co., Inc.
                                 ---------------------------
                                         (Registrant)



Date  March 27, 1995                By  Michael J. Sloan
      --------------                    ----------------
                                       Vice President and
                                     Chief Financial Officer

                  FRANKLIN ELECTRIC CO., INC.
                          FORM 8-K/A1
                            INDEX

A.   Other Information

     1.   Documents incorporated by reference

     2.   Independent Auditors' Consent

B.   Financial Statements of Business Acquired
     (Oil Dynamics, Inc.)

     1.   Condensed Consolidated Balance Sheet,
          July 31, 1994 (Unaudited)

     2.   Condensed Consolidated Statement of Income,
          Nine Months Ended July 31, 1994 (Unaudited)

     3.   Condensed Consolidated Statement of Cash Flows,
          Nine Months Ended July 31, 1994 (Unaudited)

     4.   Condensed Consolidated Statement of Shareowners'
          Equity, Nine Months Ended July 31, 1994
          (Unaudited)

     5.   Notes to Condensed Consolidated
          Financial Statements

C.   Proforma Financial Information

     1.   Basis of Presentation

     2.   Proforma Consolidated Balance Sheet,
          October 1, 1994 and Notes to Proforma Adjustments

     3.   Proforma Consolidated Statement of Income,
          Year Ended January 1, 1994 and Notes to
          Proforma Adjustments

     4.   Proforma Consolidated Statement of Income,
          Nine Months Ended October 1, 1994
          and Notes to Proforma Adjustments

               DOCUMENTS INCORPORATED BY REFERENCE

Item
----

1. Oil Dynamics, Inc.'s financial statements for the year ended October 30, 1993 and Independent Auditors' Report thereon included in the 1993 Annual Report of Franklin
Electric Co., Inc. on Form 10-K.

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Current Report of Franklin Electric Co., Inc. on Form 8-K of Deloitte & Touche's report dated December 14, 1993 on the financial statements of Oil Dynamics, Inc. for the year ended October 30, 1993, appearing in the Annual Report on Form 10-K of Franklin Electric Co., Inc. for the year ended January 1, 1994.

We also consent to the incorporation by reference in the registration statements of Franklin Electric Co., Inc. on Form S-8 file No. 33-35958, 33-35960, 33-35962 and 33-38200 of Deloitte & Touche's report dated December 14, 1993 on the financial statements of Oil Dynamics, Inc. for the year ended October 30, 1993 appearing in the Annual Report on Form 10-K of Franklin Electric Co., Inc. for the year ended January 1, 1994.

Deloitte & Touche LLP

Deloitte & Touche LLP
Tulsa, Oklahoma
March 27, 1995

                      OIL DYNAMICS, INC.
               CONDENSED CONSOLIDATED BALANCE SHEET
                          (Unaudited)
                                               July 31, 1994
                                               -------------
ASSETS
(In thousands)

Current assets:
 Cash and equivalents                                $473
 Receivables, less allowance of $176                6,529
 Inventories (Note 2)                              14,029
 Other current assets                                 804
                                                   ------
  Total current assets                             21,835

 Property, plant and equipment, net (Note 3)       12,900
                                                   ------
Total assets                                      $34,735
                                                   ======

LIABILITIES AND SHAREOWNERS' EQUITY

Current liabilities:
 Current maturities of long-term debt and
  short-term borrowings                            $4,500
 Accounts payable                                   1,831
 Accrued expenses                                   2,269
                                                   ------
  Total current liabilities                         8,600

 Deferred income taxes                              1,497

 Minority interest                                    128

Shareowners' equity:
 Common stock (Note 5):
  Class A, $10 par value, 50,000 shares authorized,
   issued and outstanding                             500
  Class B, $12 par value, nonvoting, 3,627 shares
   authorized, 3,225 issued and outstanding            39
 Additional paid-in capital                         1,053
 Retained earnings                                 25,129
 Treasury stock, 3,061 shares of Class B
  treasury stock at cost                           (2,211)
                                                   ------
  Total shareowners' equity                        24,510
                                                   ------
Total liabilities and shareowners' equity         $34,735
                                                   ======

See Notes to Condensed Consolidated Financial Statements

                       OIL DYNAMICS, INC.
              CONDENSED CONSOLIDATED INCOME STATEMENT
                          (Unaudited)

(In thousands, except per share amounts)
                                               Nine Months
                                                  Ended
                                              July 31, 1994
                                              -------------
Net sales                                         $32,001

Costs and expenses:
 Cost of sales                                     23,923
 Selling and administrative expenses                6,450
 Interest expense                                      90
 Other expense, net                                    90
                                                   ------
Income before income taxes, and minority interest   1,448

Income taxes                                          256
                                                   ------
Income before minority interest                     1,192

Minority interest                                    (128)
                                                   ------
Net income available to common and common
 share equivalents                                 $1,064
                                                   ======
Weighted average common and common share
 equivalents outstanding during the period         50,023
                                                   ======
Net income per share                               $21.27
                                                   ======

See Notes to Condensed Consolidated Financial Statements

                       OIL DYNAMICS, INC.
               CONSOLIDATED STATEMENT OF CASH FLOWS
                         (Unaudited)

(In thousands)
                                               Nine Months
                                                  Ended
                                              July 31, 1994
                                              -------------
Cash flows from operating activities:
Net income                                         $1,064
Adjustments to reconcile net income to net cash
  flows from operating activities:
  Depreciation                                      1,340
  Minority interest                                   128
  Changes in operating assets and lliabilities:
   Receivables                                      4,293
   Other current assets                              (243)
   Inventories                                     (2,300)
   Accounts payable                                (2,001)
   Income taxes                                      (443)
   Accrued expenses                                (7,900)
                                                   ------
    Net cash flows from operating activities       (6,062)
                                                   ------
Cash flows from investing activities:
  Additions to property, plant and equipment       (1,443)
  Proceeds on sale of property,
   plant and equipment                                 11
                                                   ------
    Net cash flows from investing activities       (1,432)
                                                   ------
Cash flows from financing activities:
  Proceeds from notes payable                       4,500
                                                   ------
    Net cash flows from financing activities        4,500
                                                   ------
Net decrease in cash and equivalents               (2,994)

Cash and equivalents at beginning of period         3,467
                                                   ------
Cash and equivalents at end of period                $473
                                                     ====

See Notes to Condensed Consolidated Financial Statements

                                 OIL DYNAMICS, INC.
                CONDENSED CONSOLIDATED STATEMENT OF SHAREOWNERS' EQUITY
                                    (Unaudited)
(In thousands)
                                         Additional
                          Common Stock     Paid-in   Retained   Treasury
                        Class A  Class B   Capital   Earnings    Stock       Total
                        -------  -------   -------   --------    -----       -----
Balance as of
October 30, 1993          $500     $39     $1,053     $24,065   ($2,211)   $23,446
                          ----     ---     ------     -------    ------    -------

Income attributable to
  common shares for the
  nine months ended
  July 31, 1994              -       -          -       1,064         -      1,064
                          ----     ---     ------     -------   -------    -------
Balance as of
  July 31, 1994           $500     $39     $1,053     $25,129   ($2,211)   $24,510
                          ====     ===     ======     =======   =======    =======

See Notes to Condensed Consolidated Financial Statements

                     Oil Dynamics, Inc.
     Notes to Condensed Consolidated Financial Statements
                Nine Months Ended July 31, 1994

Note 1:  Basis of Presentation
------------------------------

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (which are of a normal and recurring nature) considered necessary for a fair presentation have been included. Operating results for the nine month period ended July 31, 1994 are not necessarily indicative of the results that may be expected for the fiscal year ended October 31, 1994. For further information, refer to the Oil Dynamics, Inc. consolidated financial statements for the year ended October 30, 1993, included in the Franklin Electric Co., Inc. 1993 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 24, 1994.

Note 2:  Inventories
--------------------

Inventories consist of the following:

(In thousands)
                                             July 31, 1994
                                            --------------
Raw Materials                                   $9,483
Work In Process                                    545
Finished Goods                                   5,286
LIFO Reserve                                    (1,285)
                                                ------
Total Inventory                                $14,029
                                               =======

Note 3:  Property, Plant and Equipment
--------------------------------------

Property, Plant and Equipment, net, consists of the following:

(In thousands)
                                            July 31,1994
                                            ------------
Land and Buildings                              $7,772
Machinery and Equipment                         19,242
                                                ------
                                                27,014
Allowance for Depreciation                     (14,114)
                                                ------
                                               $12,900
                                               =======

Note 4:  Tax Rates
-------------------

The effective tax rate on income before income taxes varies from the United States statutory rate of 35 percent principally due to lower foreign tax rates relative to the U.S. statutory rate.

Note 5:  Subsequent Events
--------------------------

On November 28, 1994, control of Oil Dynamics, Inc. was transferred to Franklin Electric Co., Inc. The change in control resulted from the election by Goulds Pumps, Inc. to receive a cash dividend in the amount of $11.7 million in lieu of a stock dividend declared by Oil Dynamics, Inc.
Franklin Electric Co., Inc. elected to take the stock dividend which increased its ownership interest in Oil
Dynamics, Inc. to approximately 97 percent.  Formerly, Oil
Dynamics, Inc. was controlled equally by Franklin Electric
Co., Inc. and Goulds Pumps, Inc. In connection with the issuance of the additional shares, the Company changed the par value of the Class A Common Stock from $10 per share to $.10 per share.

The Company obtained a new $5.4 million unsecured line of credit and a $9.8 million term loan with a bank. Using the proceeds, the existing line of credit was repaid and the remainder was used to pay a cash dividend to Goulds Pumps, Inc. The new line of credit will mature November 27, 1995 and requires interest payable monthly based on the LIBOR plus 1.5 percent. A commitment fee of 0.25 percent will be payable quarterly on the unused portion of the commitment.
The term loan is due November 27, 1995 and requires monthly interest payments based on the LIBOR plus 0.75 percent.

                  FRANKLIN ELECTRIC CO., INC.
            PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

The proforma statements of consolidated income for the period ended October 31, 1994 and for the year ended January 1, 1994 give effect to the transfer of control of Oil Dynamics, Inc. to Franklin Electric Co., Inc. as if such transaction had occurred at January 3, 1993. The proforma balance sheet as of October 1, 1994 gives effect to the transfer of control of Oil Dynamics, Inc. to Franklin Electric Co., Inc. as if such transaction had occurred on October 1, 1994. The transaction was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16.

The historical consolidated financial statements included in the proforma consolidated financial statements are as of the date and for the periods presented. The historical financial data of Oil Dynamics, Inc. included in the proforma statement of consolidated income for the year ended January 1, 1994 was derived from the financial statements for the year ended October 30, 1993. The historical financial data of Oil Dynamics, Inc. as of and for the nine month period ended October 1, 1994 was derived from unaudited financial statements as of and for the nine months ended July 31, 1994.

The proforma statements of consolidated income for the year ended January 1, 1994 and the nine month period ended
October 1, 1994 and the proforma consolidated balance sheet as of October 1, 1994 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transaction described herein been consummated as of the dates indicated, or that may be achieved in the future.


                                     FRANKLIN ELECTRIC CO., INC.
                                 PROFORMA CONSOLIDATED BALANCE SHEET
                                         OCTOBER 1, 1994
                                           (Unaudited)

(In thousands)
                                          Historical  Historical
                                           Franklin       Oil
                                           Electric    Dynamics,  Proforma
                                           Co., Inc.      Inc.   Adjustments          Proforma
                                           --------    --------  -----------          --------
ASSETS
Current assets:
 Cash and equivalents                      $35,957       $473   $     - <F1><F2><F3>   $36,430
 Receivables, less allowances of $1,664     12,111      6,529         -                 18,640
 Inventories                                26,463     14,029         -                 40,492
 Other current assets (including deferred
  income taxes of $7,029)                    7,291        804         -                  8,095
                                            ------     ------    ------                -------
   Total current assets                     81,822     21,835         -                103,657

 Property, plant and equipment              26,005     12,900         -                 38,905
 Investment in affiliate                    12,174          -   (12,174) <F4>                -
 Other assets and deferred charges           3,766          -         -                  3,766
                                           -------     ------    ------                -------
Total assets                              $123,767    $34,735  ($12,174)              $146,328
                                          ========    =======   =======               ========

LIABILITIES AND SHAREOWNERS' EQUITY

Current liabilities:
 Current maturities of long-term debt and
  short-term borrowings                       $  -     $4,500   $12,090 <F1><F2>       $16,590
 Accounts payable                            9,433      1,831         -                 11,264
 Accrued expenses                           24,395      2,269         -                 26,664
 Income taxes                                1,409          -         -                  1,409
                                            ------     ------    ------                 ------
  Total current liabilities                 35,237      8,600    12,090                 55,927

Long-term debt                              20,000          -         -                 20,000
Other long-term liabilities                  6,821          -         -                  6,821
Deferred income taxes                        1,774      1,497         -                  3,271

Minority interest                                -        128       246 <F4>               374

Shareowners' equity:
 Common stock                                                           <F3><F4>
  Class A                                      620        500      (500)                   620
  Class B                                        -         39       (39)                     -
 Additional capital                          4,468      1,053    (1,053)                 4,468
 Retained earnings                          59,478     25,129   (25,129)                59,478
 Stock subscriptions                        (2,011)         -         -                 (2,011)
 Treasury stock                                  -     (2,211)    2,211                      -
 Cumulative translation adjustment             (20)         -         -                    (20)
 Loan to ESOP trust                         (2,600)         -         -                 (2,600)
                                            ------     ------    ------                 ------
  Total shareowners' equity                 59,935     24,510   (24,510)                59,935
                                            ------     ------    ------                -------
Total liabilities and shareowners' equity $123,767    $34,735  ($12,174)              $146,328
                                          ========    =======   =======               ========

 See Notes to Condensed Consolidated Financial Statements and Notes to Proforma Adjustments


                  FRANKLIN ELECTRIC CO., INC.

               PROFORMA CONSOLIDATED BALANCE SHEET

                       OCTOBER 1, 1994

                 NOTES TO PROFORMA ADJUSTMENTS
------------------------------------------------------------



<F1>  Proceeds of $16.6 million from short-term borrowings.
Total borrowings of $16.6 million were required given existing borrowings and cash balances as of October 1, 1994.
The borrowings are classified as short term as it is assumed that the borrowings will be repaid within one year.

<F2>  Repayment of $4.5 million of existing short-term
borrowings.

<F3>  Payment of $12.1 million cash dividend to Goulds
Pumps, Inc. using the net proceeds of short-term borrowings. A stock dividend was also paid to Franklin Electric Co., Inc. which had the effect of increasing its ownership of Oil Dynamics, Inc. common stock from 50 percent to 97 percent.

<F4>  Elimination of Franklin Electric Co., Inc.'s
investment in Oil Dynamics, Inc.


                                  FRANKLIN ELECTRIC CO., INC.
                            PROFORMA CONSOLIDATED STATEMENT OF INCOME
                                   YEAR ENDED JANUARY 1, 1994
(In thousands)
                                            Historical Historical
                                             Franklin      Oil
                                             Electric   Dynamics,  Proforma
                                             Co., Inc.     Inc.   Adjustments   Proforma
                                             --------   -------   -----------   --------
Net sales                                    $206,406   $71,672   $     -       $278,078

Costs and expenses:
 Cost of sales                                153,275    46,264         -        199,539
 Selling and administrative expenses           31,029    11,707         -         42,736
 Interest expense                               2,949       142       900 <F1>     3,991
 Other expense, net                               612       560         -          1,172
                                              -------    ------    ------        -------
                                              187,865    58,673       900        247,438

Equity in earnings of affiliate                 4,351         -    (4,351)<F2>         -
                                               ------    ------    ------         ------
Income before income taxes, change in
 accounting principle and minority interest    22,892    12,999    (5,251)        30,640

Income taxes                                    6,789     4,229       625 <F3>    11,643
                                               ------    ------    ------         ------
Income before change in accounting
 principle and minority interest               16,103     8,770    (5,876)        18,997

Cumulative effect of change in accounting
 principle-SFAS No. 109, "Accounting
 for Income Taxes"                                993         -         -            993
                                               ------    ------    ------         ------
Income before minority interest                17,096     8,770    (5,876)        19,990

Minority interest                                   -         -       263 <F4>       263
                                               ------    ------    ------         ------
Net income                                     17,096     8,770    (6,139)        19,727

Dividends on preferred stock                      611         -         -            611
                                               ------    ------    ------         ------
Net income available to common
 and common share equivalents                 $16,485    $8,770   ($6,139)       $19,116
                                              =======    ======    ======        =======
Weighted average common and common share
 equivalents outstanding during the period      6,552        50       (50)<F5>     6,552
                                                =====        ==        ==          =====
Net income per share before change in
 accounting principle                           $2.37   $175.31                    $2.77
                                                =====   =======                    =====
Change in accounting principle                  $0.15   $     -                    $0.15
                                                =====   =======                    =====
Net income per share                            $2.52   $175.31           <F6>     $2.92
                                                =====   =======                    =====

See Notes to Condensed Consolidated Financial Statements and Notes to Proforma Adjustments



                  FRANKLIN ELECTRIC CO., INC.

            PROFORMA CONSOLIDATED STATEMENT OF INCOME

                  YEAR ENDED JANUARY 1, 1994

                NOTES TO PROFORMA ADJUSTMENTS
------------------------------------------------------------



<F1>  Interest expense at 8 percent related to Oil Dynamics,
Inc.'s borrowing of $11.4 million. Total borrowings of $11.4 million were required given existing borrowings and cash balances as of the beginning of the year ended January 1, 1994.

<F2>  Elimination of Franklin Electric, Co., Inc.'s equity
in the earnings of Oil Dynamics, Inc.

<F3>  Tax effect of proforma adjustments number 1 and 2 and
the effect of other items resulting from the inclusion of Oil Dynamics, Inc. in the consolidated income tax return of Franklin Electric Co., Inc.

<F4>  Recognition of the minority interest in Oil Dynamics,
Inc.'s net income.

<F5>  Elimination of Oil Dynamics, Inc.'s weighted average
common shares outstanding.

<F6>  Net income per share is computed on the basis of
weighted average shares outstanding taking into account the effects of dilutive common stock equivalents. The difference between primary and fully diluted net income per share is not material.

                                    FRANKLIN ELECTRIC CO., INC.
                               PROFORMA CONSOLIDATED STATEMENT OF INCOME
                                NINE-MONTH PERIOD ENDED OCTOBER 1, 1994
(In thousands)
                                          Historical Historical
                                           Franklin     Oil
                                           Electric   Dynamics,   Proforma
                                           Co., Inc.    Inc.     Adjustments        Proforma
                                           --------   --------    --------          --------
Net sales                                  $175,135    $32,001    $    -            $207,136

Costs and expenses:
 Cost of sales                              130,277     23,923         -             154,200
 Selling and administrative expenses         23,951      6,450         -              30,401
 Interest expense                             1,545          -         - <F1>          1,545
 Other expense (income), net                 (1,582)       308         -              (1,274)
                                            -------     ------    ------             -------
                                            154,191     30,681         -             184,872

Equity in earnings of affiliate                 532          -      (532)<F2>              -
                                            -------     ------    ------             -------
Income before income taxes
 and minority interest                       21,476      1,320      (532)             22,264

Income taxes                                  8,016        256       188 <F3>          8,460
                                             ------     ------    ------             -------
Income before minority interest              13,460      1,064      (720)             13,804

Minority interest                                 -          -        32 <F4>             32
                                             ------     ------    ------             -------
Net income                                   13,460      1,064      (752)             13,772

Dividends on preferred stock                    153          -         -                 153
                                             ------     ------    ------              ------
Net income available to common
 and common share equivalents                $13,307    $1,064     ($752)            $13,619
                                             =======    ======    ======             =======
Weighted average common and common share
 equivalents outstanding during the period     6,523        50       (50)<F5>          6,523
                                               =====    ======    ======              ======
Net income per share                           $2.04    $21.28           <F6>          $2.09
                                               =====    ======                         =====

See Notes to Condensed Consolidated Financial Statements and Notes to Proforma Adjustments


                 FRANKLIN ELECTRIC CO., INC.

           PROFORMA CONSOLIDATED STATEMENT OF INCOME

            NINE MONTH PERIOD ENDED OCTOBER 1, 1994

                NOTES TO PROFORMA ADJUSTMENTS
------------------------------------------------------------



<F1>  No interest expense has been reflected in the proforma consolidated statement of income as the note and line of credit was paid off as of January 1, 1994 (see Note 1 in Notes to Proforma Adjustments to the Proforma Consolidated Balance Sheet as of October 1, 1994).

<F2>  Elimination of Franklin Electric, Co., Inc.'s equity
in the earnings of Oil Dynamics, Inc.

<F3>  Tax effect of proforma adjustment number 1 and the
effects of other items resulting from the inclusion of Oil
Dynamics, Inc. in the consolidated income tax return of Franklin Electric Co., Inc.

<F4>  Recognition of the minority interest in Oil Dynamics,
Inc.'s net income.

<F5>  Elimination of Oil Dynamics, Inc.'s weighted average
common shares outstanding.

<F6>  Net income per share is computed on the basis of
weighted average shares outstanding taking into account the effects of dilutive common stock equivalents. The difference between primary and fully diluted net income per share is not material.